Home Federal BANCORP, INC.

1

KEEFE, BRUYETTE & WOODS 2010 COMMUNITY BANK CONFERENCE

NEW YORK, NEW YORK
JULY 27, 2010

LEN E. WILLIAMS
President and Chief Executive Officer

KBW KEEFE, BRUYETTE & WOODS

Forward-looking Statements

Certain comments made in the course of this presentation by Home Federal Bancorp, Inc. ("Company") are forward looking in nature. These include all statements about the Company's operating results or financial position for periods ending or on dates occurring after June 30, 2010, and usually use words such as "expect", "anticipate", "believe", and similar expressions. These comments represent management's current beliefs, based upon information available to it at the time the statements are made with regard to the matters addressed.

All forward-looking statements are subject to risks and uncertainties that could cause the Company's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to the Company include, but are not limited to: (1) changes in general economic conditions, including interest rates and real estate values; (2) competition among providers of financial services; (3) potential deterioration in asset quality; (4) legislative or regulatory changes; (5) price levels and conditions in the public securities market; and (5) our ability to integrate acquisitions Please refer to the Company's Annual Report on Form 10-K for additional factors. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OUR VISION

To be the dominant,
multi-billion dollar
bank of choice
in the markets we serve

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

A Brief 90-Year History


August 2000
Started Walmart in-store expansion. As many as ten. Began to unwind in 2003. Three remain today
September 2006
Committed to commercial banking. Hired Len Williams as President. Became CEO in early 2007. New executive team developed over next two years
August 7, 2009
FDIC-assisted acquisition of Community First Bank
1920
1940
1960
1980
2000
2002
2004
2005
2006
2007
2008
2009
2010
January 1, 1920
Established as Home Federal Savings and Loan Association
December 6, 2004
Stock conversion to Home Federal Bank. Formed MHC. Raised $53.7 million
December 19, 2007
Second step conversion. Raised $87.8 million
$194
$347
$432
$744
$690
$761
$710
$725
$828
$852
1920
1940
1960
1992
2000
2002
2004
2005
2006
2007
2008
2009
2010
Assets, in millions

Directors and Executive Officers

DIRECTORS

- Daniel L. Stevens, Chairman
  - Former President and CEO
- Len E. Williams
  - President and CEO
- N. Charles Hedemark
  - Former COO, Intermountain Gas
- Richard J. Navarro
  - CFO, Albertsons LLC
- James R. Stamey
  - Former Idaho President, U.S. Bank
- Robert A. Tinstman
  - Former CEO of Morrison-Knudsen
- Brad J. Little
  - Lieutenant-Governor of Idaho

EXECUTIVE OFFICERS

- Len E. Williams
  - President and CEO
- Eric S. Nadeau
  - EVP, CFO, Treasurer
- R. Shane Correa
  - EVP, Region President - Oregon
- Cindy L. Bateman
  - SVP and Chief Credit Officer

Market Demographics

	Treasure Valley	Central Oregon
Population	646,000	214,000
CAGR 2000-09	*33%*	*44%*
Unemployment	9.9%	15.8%
Median income	$57,000	$54,000
Top employers	Micron	St. Charles
	St. Luke's	Les Schwab
	Albertsons	Sunriver
	HP	T-Mobile
Median home prices	-35%	-50%
March 2010	$156,000	$199,000
2007 Peak	$239,000	$396,000

22 branch network

Idaho - 15 offices

Oregon - 7 offices



Central Oregon
Treasure Valley
Coeur d'Alene
Spokane
Moscow
Lewiston
Walla Walla
Portland
Salem
Albany
Corvallis
Eugene
Bend
O R E G O N
Caldwell
Boise
Nampa
I D A H O
Twin Falls
Pocatello
Grants Pass
Medford
Ashland

Source: SNL Financial, Bureau of Labor Statistics, Boise and Bend Chambers of Commerce, Intermountain MLS, Bratton Appraisal Group

Loan Portfolio – Executing the Strategy


$300
$250
$200
$150
$100
$50
$0
$234.2
$152.6
$52.9
$35.8
September 2006
September 2007
September 2008
September 2009
June 2010
1-4 Family Residential
Commercial
Construction and Development
Consumer

Dollars in millions

Home Federal

Deposit Market and Core Deposit Focus

Idaho - $7.6B


U.S. Bancorp
Wells Fargo
KeyCorp
Washington Federal
Others
Home Federal 5.3%

Oregon - $2.8B


U.S. Bancorp
Cascade Bancorp
Wells Fargo
Chase
Others
Home Federal 4.8%

Home Federal Deposit Composition


Millions
$400
$350
$300
$250
$200
$150
$100
$347.2
$227.7
September 2006
September 2007
September 2008
September 2009
March 2010
Core Deposits
Time Deposits

Source: FDIC as of June 2009

"Core deposits" include checking, savings and money market accounts

Home Federal

Home Federal Bancorp, Inc.

July 27, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

Home Federal Bancorp, Inc.

- Listed on NASDAQ Global Select Market – HOME
- Included in Russell 2000 Index
- 16,687,760 common shares outstanding
- Book value per share of $12.33
- Market capitalization of $214 million on July 22
  - 52–week closing high reached on April 21, 2010 - $16.12
  - Closed at $12.57 on July 22, 2010
- Highly capitalized
  - Parent tangible common equity ratio 24%
  - Bank total risk-based capital ratio 34% at 3/31/10

Total Return - HOME

Since Conversion



50.0%
25.0%
0.0%
-25.0%
-50.0%
31.6%
12/31/2007
12/31/2008
12/31/2009
7/22/2010
HOME
Russell 2000
SNL Thrift

During Fiscal Year 2009

- **Share repurchase plan returned $7.9 MM**
  Repurchased 5% during Fiscal 2009 Q2
  Additional 5% plan is currently outstanding
- **Dividends paid totaled $3.5 MM**

Trailing 12 Months



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
14.6%
07/22/2009
10/22/2009
01/22/2010
04/22/2010
07/22/2010
HOME
Russell 2000
SNL Thrift

Source: SNL Financial

Home Federal

Institutional and Insider Ownership

Schedule 13 filers own 49%

Top 10 shareholders own 61%

52 Week Average Daily Volume – 40,600

Insiders beneficially own 4.6%, approximately 12.0% with ESOP


Columbia Management Investment Advs LLC 6%
Castine Capital Management LLC 5%
Other Institutions and Funds 33%
Firefly Value Partners LP 6%
Wellington Management Co. LLP 6%
Other 51%
Other 18%
Home Federal Bancorp ESOP 8%
Keeley Asset Management Corp 9%
Capital World Investors 9%
Schedule 13 Filers

Source: SNL Financial as of 3/31/2010

Home Federal

Home Federal Bancorp, Inc.
July 27, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

Community First Bank Acquisition

- August 7, 2009 FDIC-assisted purchase of Community First Bank, Prineville, Oregon
- Acquired $190 million of assets, $143 million of deposits and $19 million of borrowings
- FDIC reimburses 80% of first $34 million of losses and 95% thereafter
- 7 branches in Central Oregon including Bend, Prineville, La Pine and Madras.
- Significant levels of nonperforming construction and commercial real estate loans
- Focus on deposit growth – weakened competitors

Comparative Summary Balance Sheets

	06/30/10	9/30/09	9/30/08
Cash and equivalents	$ 170,235	$ 49,953	$ 28,270
Investment securities	163,650	169,320	188,787
Other investments	22,656	22,340	21,181
Loans, net	459,373	511,491	462,644
Other real estate owned	12,308	18,391	650
Other assets	41,000	56,404	23,538
Total assets	$ 869,222	$ 827,899	$ 725,070
Deposits	$ 574,879	$ 514,858	$ 372,925
Borrowings	73,536	84,737	136,972
Other liabilities	14,975	18,639	9,986
Stockholders' equity	205,832	209,665	205,187

In thousands of dollars

Asset Quality Metrics

	June 2010	Fiscal 2009	Fiscal 2008
Nonperforming loans	$ 48.3	$ 38.5	$ 9.9
Real estate owned	$ 12.3	$ 18.4	$ 0.6
Nonperforming assets	$ 60.6	$ 56.9	$ 10.6
NPL / Loans	10.15%	7.13%	2.14%
NPA / Assets	6.97%	6.87%	1.46%
NPA / Assets, *uncovered*	3.46%	3.26%	1.46%
Allowance for loan loss	$ 17.9	$ 28.7	$ 4.6
ALLL / Loans	3.76%	5.32%	0.98%
Provision for loan loss(1)	$ 6.4	$ 16.1	$ 2.4



Nonperforming Assets
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
September 2009
June 2010
Covered Assets
Idaho

Dollars in millions. (1) YTD June 30, 2010, represents nine months

Nonperforming Loans - Composition


Other
$4.0
Land
Development
$11.3
Residential
$8.1
Construction
$0.8
Commercial
Real Estate
$24.0

June 30, 2010

Dollars in millions

Home Federal

Capital Adequacy – Home Federal Bank*


40%
35%
30%
25%
20%
15%
10%
5%
0%
18.78%
32.49%
33.80%
Core
Tier 1 risk-based
Total risk-based
Regulatory
March 2010

* - Does not include an additional $55 million of capital at the holding company level

Home Federal

Summary Statements of Income

In millions, except per share data	YTD 2010	2010 Annualized	2009	2008
Interest income	$26.1	$34.8	$ 35.8	$ 40.5
Interest expense	7.5	10.0	12.0	17.9
Net interest income	18.6	24.8	23.8	22.6
Provision for loan losses	6.4	8.5	16.1	2.4
Noninterest income	8.2	10.9	9.3	10.7
Noninterest expense	27.2	36.3	29.0	24.6
Net income before taxes	(6.8)	(9.1)	(12.0)	6.3
Income taxes	(2.6)		(4.8)	2.3
Income before extraordinary	(4.2)		(7.2)	4.0
Extraordinary gain, net	0.3		15.3	--
Net income	$ (3.9)		$ 8.1	$ 4.0
Diluted earnings per share	$(0.25)		$ 0.52	$0.25

Dollars in millions, except per share data. September 30 fiscal year. YTD 2010 represents nine months of operations

Home Federal Bancorp, Inc.

July 27, 2010

AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

FDIC Opportunities

FDIC failures are increasing in the Pacific Northwest and Intermountain Region

Over 20% of the financial institutions in Washington, Oregon and Utah are operating under a Cease and Desist Order


C&D orders by state
WA
OR
ID
MT
ND
MN
SD
WY
NE
IA
WI
MI
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
DC
PA
OH
IN
IL
WV
VA
KY
NC
TN
SC
GA
AL
MS
AR
LA
FL
TX
OK
KS
MO
CO
UT
NV
CA
AZ
NM
AK
HI
PR
Percentage of operating institutions under C&D orders
0 - 5%
6 - 10%
11 - 15%
16 - 20%
21 - 25%
26 - 30%
Based on C&D orders in effect for commercial banks, savings banks and savings institutions, according to SNL Financial's database as of Mar. 10, 2010.
As of March 22.
Source: SNL Financial

Acquisition Opportunities

Target market area

FDIC-assisted transactions

- Acquired Community First due to Central Oregon opportunities
- Focused on Intermountain Region
  - Salt Lake City to Cascade Range

Traditional M&A

- Boards and management teams are fatigued
- Capital difficult to raise for small banks
- Inability to repay TARP
- Opportunities to acquire at discount to book



AGENDA

1. History, leadership and markets
2. Valuation, ownership and total return
3. Financial update
4. FDIC-assisted deals and acquisition strategy
5. Value proposition and Q&A

Value Proposition for HOME

- Highly capitalized
  - Relative strength in a weakening economy
  - Ability to withstand continued asset quality deterioration
  - Continue to pay dividends
  - Significant leverage opportunity without dilution
- Deposit market position in Treasure Valley
  - Growth opportunities in Central Oregon
- Strong management team and board
- Significant earnings power on the sidelines
  - Highly liquid balance sheet
- FDIC loss share provides protection on covered assets

KEEFE, BRUYETTE & WOODS
2010 COMMUNITY BANK CONFERENCE

NEW YORK, NEW YORK
JULY 27, 2010

LEN E. WILLIAMS
President and Chief Executive Officer